EXHIBIT 10.2

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

      This amendment effective as of the 1st day of October, 1996, by and between Industrial Holdings, Inc., a Texas corporation, hereinafter called the "Corporation" or "Company" and James H. Brock, Jr., hereinafter called the "Employee."

                             W I T N E S S E T H:

      WHEREAS, the Corporation and the Employee entered into an employment agreement effective July 1, 1991 (the "Employment Agreement"); and

      WHEREAS, the Corporation and the Employee desire to amend the Employment Agreement to be effective as of the effective date of the Employment Agreement;

      NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Employment Agreement is hereby amended as follows:

      1.    Paragraph 1 is hereby amended to read in full as follows:

            "1 FOR SERVICES RENDERED BY THE EMPLOYEE AS HEREINBELOW REQUIRED, THE EMPLOYER SHALL PAY THE EMPLOYEE AN ANNUAL BASE SALARY PAYABLE IN 12 EQUAL INSTALLMENTS AS FOLLOWS:

      A)    JUL. 1991 - DEC. 1994 - SEE AMENDMENT ONE
            MAR. - DEC.  1994  BASE SALARY - $140,000
            JAN. - DEC.  1995  BASE SALARY - $150,000
            JAN. - DEC.  1996  BASE SALARY - $160,000
            JAN. - DEC.  1997  BASE SALARY - $170,000
            JAN. - DEC.  1998  BASE SALARY - $180,000
            JAN. - DEC.  1999  BASE SALARY - $150,000
            JAN. - DEC.  2000  BASE SALARY - $150,000

      B) BONUS NOT TO EXCEED 60% OF BASE SALARY WITH A GUARANTEE OF $400 PER ONE (1) CENT PER SHARE IN AUDITED AFTER TAX EARNINGS THROUGH DECEMBER 1998. FOR YEARS 1999 AND 2000 THE INCENTIVE BONUS WILL BE SET 90 DAYS PRIOR TO THE BEGINNING OF THE YEAR.

      2.    Paragraph 2 is hereby amended to read in full as follows:

            #2 THE TERM OF EMPLOYMENT SHALL BE FOR THE PERIOD BEGINNING ON JULY 1, 1991 THROUGH DECEMBER 31, 2000, UNLESS SOONER TERMINATED (A) FOR JUST CAUSE AS DEFINED BELOW
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      UPON SEVEN DAYS' NOTICE, (B) BY THE DEATH OF EMPLOYEE OR (C) AS OTHERWISE
      MUTUALLY AGREED TO BY THE PARTIES IN WRITING (THE "ORIGINAL TERM").

                  FOR PURPOSES OF THIS AGREEMENT, "JUST CAUSE" FOR TERMINATION BY EMPLOYER SHALL BE STIPULATED TO INCLUDE SOLELY THE FOLLOWING MATTERS:

            (A) THE FAILURE AND INABILITY FOR ANY REASON, OTHER THAN ILLNESS OR TEMPORARY DISABILITY NOT EXCEEDING 90 CONSECUTIVE DAYS, OF EMPLOYEE TO DEVOTE THE LESSER OF (I) 40 HOURS PER WEEK OR (II) SUFFICIENT TIME TO PERFORM THE DUTIES OF ANY CORPORATE OFFICES HELD BY EMPLOYEE; OR

            (B) EMPLOYEE'S CRIMINAL CONVICTION BY ANY STATE OR FEDERAL COURT OF AN ILLEGAL OR CRIMINAL ACT, SAVE AND EXCEPT MINOR TRAFFIC VIOLATIONS OR MINOR MISDEMEANORS.

            IN THE EVENT OF TERMINATION OF EMPLOYEE'S EMPLOYMENT IN ACCORDANCE WITH THIS SECTION PRIOR TO DECEMBER 31, 1996, EMPLOYEE SHALL BE ENTITLED ONLY TO THE COMPENSATION AND ACCRUED BENEFITS, SUCH AS VACATION AND SICK PAY, EARNED BY HIM AS OF THE DATE OF TERMINATION."

      3. Except for this third amendment, the Employment Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to the Employment Agreement effective the day and year first written above.

                            INDUSTRIAL HOLDINGS, INC.



                            By /s/ ROBERT E. CONE
                                   ROBERT E. CONE
                                   President

                            EMPLOYEE:

                               /s/ JAMES H. BROCK, JR.
                                   JAMES H. BROCK, JR.